Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 10 dated September 30, 2022

to

Prospectus dated March 31, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated March 31, 2021, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest.

Compensation of Directors

The first paragraph under the heading “Compensation of Directors” on page 94 of the Prospectus is amended and restated as follows:

Our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees. The directors are John Siciliano, William Riegel and James Jessee. Effective October 1, 2022, amounts payable are determined and paid quarterly in arrears as follows:  James Jessee receives $55,000 annually, William Riegel receives $55,000 annually and John Siciliano receives $60,000 annually.